EXECUTION COPY


                                WARRANT AGREEMENT


            WARRANT AGREEMENT dated as of January 10, 2002, by and between DRESDNER KLEINWORT BENSON PRIVATE EQUITY PARTNERS LP, a Delaware limited partnership (the "PURCHASER"), and GARDENBURGER, INC., an Oregon corporation (the "COMPANY"). Capitalized terms used herein shall have the meanings given to such terms in SECTION IV(A) hereof.

            WHEREAS, the Purchaser is acquiring from the Company a warrant in the form attached as EXHIBIT A hereto (the "WARRANT"), representing the right to purchase from the Company a certain number of Warrant Shares (as adjusted from time to time pursuant to the provisions of the Warrant) on the terms and conditions set forth in the Warrant; and

            WHEREAS, the Warrant is being issued as an inducement and partial consideration for the Purchaser to enter into the Second Amendment to the Note Purchase Agreement dated as of the date hereof by and between the Purchaser and the Company (the "AMENDMENT"), and without such issuance, the Purchaser will not enter into the Amendment.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            I. CLOSING.

                 A. CLOSING. The closing of the issuance of the Warrant to the Purchaser (the "CLOSING") shall take place simultaneously with the closing pursuant to the Amendment. The date of such Closing is hereinafter referred to as the "CLOSING DATE."

                 B. TRANSACTIONS ON CLOSING DATE. At the Closing, the Company shall deliver to the Purchaser the duly issued Warrant.

            II. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Purchaser as follows:

                 A. ORGANIZATION. The Company is a corporation duly organized and validly existing under the laws of the State of Oregon.

                 B. AUTHORITY RELATIVE TO THIS AGREEMENT. The Company has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue and deliver the Warrant to the Purchaser. The execution, delivery, and performance by the Company of its obligations under this Agreement, including the issuance and delivery of the Warrant to the Purchaser, have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and (assuming due execution and delivery by the Purchaser) is a legal, valid, and binding obligation of the Company and is enforceable against the Company in accordance with its terms, except as enforcement may be limited by applicable bankruptcy laws or similar laws

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affecting  creditors rights generally and except as available equitable remedies may be limited by applicable law from time to time.

                 C. NO CONFLICT OR VIOLATION. The execution and delivery of this Agreement by the Company, the performance by the Company of its terms and the issuance and delivery of the Warrant to the Purchaser will not, on the Closing Date, conflict with or result in a violation of (i) the Articles of Incorporation or Bylaws of the Company as in effect on the Closing Date, or (ii) any agreement, instrument, law, rule, regulation, order, writ, judgment, or decree to which the Company is a party or is subject; provided, that the representations and warranties of Purchaser in SECTION III hereof are true, complete and correct.

                 D. VALIDITY OF ISSUANCE; CAPITALIZATION. The Warrant to be issued to the Purchaser pursuant to this Agreement and the Warrant Shares issued upon exercise of the Warrant will, when issued, be duly and validly issued, fully paid and nonassessable (assuming in the case of the Warrant Shares, payment of the exercise price is made in accordance with the terms of the Warrant). As of the date hereof, the Warrant Shares issuable upon full exercise of the Warrant represent 5% of the Company's Common Stock outstanding, including for this purpose all securities convertible into Common Stock and all options, warrants and other rights to purchase Common Stock issued and outstanding on the date hereof, in each case with a conversion or exercise price equal to or less than $0.60 per share of Common Stock (as adjusted for any stock splits, stock dividends, mergers, consolidations or other reorganizations) and after giving effect to the issuance of the Warrant, and warrants to purchase Common Stock to be issued to the holders of the Company's Series A Convertible Preferred Stock ("SERIES A PREFERRED") and Series B Convertible Preferred Stock ("SERIES B PREFERRED") as consideration for the exchange of such Series A Preferred and Series B Preferred for newly issued preferred stock of the Company.

            III. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby represents and warrants to the Company as follows:

                 A. INVESTMENT INTENTION. The Purchaser is acquiring the Warrant, and if any portion of the Warrant is exercised, the Warrant Shares, for investment solely for its own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. The Purchaser agrees and acknowledges that it will not, directly or indirectly, offer, transfer, or sell the Warrant or any Warrant Shares, or solicit any offers to purchase or acquire the Warrant or any Warrant Shares, unless the transfer or sale is (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "SECURITIES ACT") and has been registered under any applicable state securities or "blue sky" laws, or (ii) pursuant to an exemption from registration under the Securities Act and applicable state securities or "blue sky" laws.

                 B. LEGEND. The Purchaser has been advised by the Company that the certificates representing the Warrant will bear the following legend:

          THIS WARRANT WAS ORIGINALLY ISSUED ON JANUARY 10, 2002 AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT, THE RULES AND REGULATIONS THEREUNDER OR THE PROVISIONS OF


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          THIS  WARRANT.  THIS  WARRANT IS ALSO  SUBJECT TO A WARRANT  AGREEMENT
          DATED AS OF JANUARY 10, 2002 BY AND BETWEEN THE ISSUER HEREOF (THE "COMPANY") AND THE ORIGINAL HOLDER HEREOF. A COPY OF SUCH AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON REQUEST.

Upon reasonable request of the Company in connection with any transfer of the Warrant or any Warrant Shares (other than a transfer pursuant to a public offering registered under the Securities Act, pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or any similar rules then in effect), or to an affiliate of the Purchaser), the Purchaser will deliver, if requested by the Company, an opinion of counsel knowledgeable in securities laws reasonably satisfactory to the Company to the effect that such transfer may be effected without registration under the Securities Act. The Company agrees to issue certificates evidencing the Warrant Shares that do not contain such legend upon receipt of an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that registration under the Securities Act is not required with respect to any transfer of the Warrant Shares because of the availability of an exemption from such registration.

                 C. ADDITIONAL INVESTMENT REPRESENTATIONS. The Purchaser is an "accredited investor" as such term is defined in Rule 501 promulgated under the Securities Act.

            IV. MISCELLANEOUS

                 A. DEFINITIONS. For the purposes of this Agreement, the following terms shall have the following meanings:

                 "COMMON STOCK" means, collectively, the Company's Common Stock, no par value, and any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect of rights of the holders thereof to participate in dividends or in distribution of assets upon any liquidation, dissolution or winding up of the Company.

                 "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of March 27, 1998, by and between the Company and the Purchaser, as amended, restated or modified from time to time.

                 "WARRANT SHARES" means shares of the Common Stock obtained or obtainable upon exercise of the Warrant; provided, that if there is a change such that the securities issuable upon exercise of the Warrant are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the term "WARRANT SHARES" shall mean shares of the security issuable upon exercise of the Warrants if such security is issuable in shares, or shall mean the equivalent units in which such security is issuable if such security is not issuable in shares.


                 B. REGISTRATION RIGHTS. The parties hereto acknowledge and agree that upon the exercise of the Warrant, (i) the Warrant Shares shall be deemed "REGISTRABLE


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SECURITIES" for all purposes of the Registration Rights Agreement,  and (ii) the
Warrant Shares and the holders thereof shall be subject to the terms and conditions of the Registration Rights Agreement as it may be amended, modified, or restated from time to time in accordance with its respective terms. The Registration Rights Agreement is deemed to be amended to the extent necessary to effectuate the foregoing provisions of this SECTION IV(B).

                 C. NOTICES. All notices and other communications provided for herein shall be dated and in writing and shall be deemed to have been duly given
(i) when delivered, if delivered personally, sent by registered or certified mail, return receipt requested and postage prepaid, or sent via nationally recognized overnight courier or via facsimile, and (ii) when received if delivered otherwise, to the party to whom it is directed:

                   To the Company:

                   Gardenburger, Inc.
                   1411 S.W. Morrison Street
                   Portland, OR 97205
                   Attention:  Chief Executive Officer
                   Facsimile No:  (503) 205-1648

                   To Purchaser:

                   Dresdner Kleinwort Benson Private Equity Partners LP 75 Wall Street, 24th Floor
                   New York, NY 10005
                   Attention:  Alexander P. Coleman
                   Facsimile No.: (212) 429-3139

                   with a copy (which shall not constitute notice to Purchaser) to:

                   Kirkland & Ellis
                   153 East 53rd Street
                   New York, NY 10022
                   Attention:  Eunu Chun, Esq.
                   Facsimile No.:  (212) 446-4900

or to such other address as either party hereto shall have specified by notice in writing to the others.

                 D. ASSIGNMENT. This Agreement and all the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that neither this Agreement nor any rights or obligations hereunder shall be assigned by the Company without the prior written consent of the Purchaser.

                 E. AMENDMENT. This Agreement may be amended only by a written instrument signed by the Company and the Purchaser.

                 F. WAIVER. Either party hereto may (i) extend the time for the performance of any of the obligations or other acts of the other party hereto,
(ii) waive any


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inaccuracies in the  representations  and warranties  contained herein or in any document delivered pursuant hereto, and (iii) waive compliance with any of the agreements or conditions herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid as to such party if set forth in an instrument in writing signed by such party.

                 G. SEVERABILITY. In the event that any one or more of the provisions hereof, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

                 H. APPLICABLE LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than those of the State of New York.

                 I. EXPENSES. All reasonable fees and expenses incurred by the Purchaser in connection with the preparation of this Agreement and the transactions referred to herein, including the reasonable fees of the Purchaser's counsel, shall be paid by the Company, whether or not the issuance of the Warrant, the execution and delivery of the Amendment or any other transaction contemplated hereby is consummated.

                 J. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

                 K. DESCRIPTIVE HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of the terms contained herein.

                                  * * * * *


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            WHEREOF, the parties hereto have caused this Warrant Agreement to be signed and attested by its duly authorized officers under its corporate seal and to be dated as of the date hereof.

                                 GARDENBURGER, INC.


                                 By: /s/ Scott C. Wallace
                                    ------------------------------------
                                    Name: Scott C. Wallace
                                    Title: President & CEO


                                 DRESDNER KLEINWORT BENSON PRIVATE EQUITY
                                 PARTNERS LP

                                 By:Dresdner Kleinwort Benson Private Equity
                                 LLC
                                 Its:     General Partner


                                     By:  /s/ Alexander P. Coleman
                                          ------------------------------
                                          Name: Alexander P. Coleman
                                          Title: Managing Investment Partner

                                     By:  /s/ John Walker
                                          ------------------------------
                                          Name: John Walker




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